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                                                                      Exhibit 24
                                                                      ----------

                               Power of Attorney

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert D. Gordon, their true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for them and in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Carleton Corporation for the fiscal year ended March 28, 1999 and all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                  Signature                                      Date
                  ---------                                      ----

     /s/ Robert D. Gordon
------------------------------------------------             July 13, 1999
Robert D. Gordon, Chairman of the Board,
     Chief Executive Officer, Chief Financial Officer
     President and Director


     /s/ Nicholas J. Covatta
------------------------------------------------             July 13, 1999
Nicholas J. Covatta Jr., Director


     /s/ Michael Dexter-Smith                                July 13, 1999
------------------------------------------------
Michael Dexter-Smith, Director


     /s/ Robert W. Fischer                                   July 13, 1999
------------------------------------------------
Robert W. Fischer, Director


     /s/ George E. Hubman                                    July 13, 1999
------------------------------------------------
George E. Hubman, Director


     /s/ Arch J. McGill                                      July 13, 1999
------------------------------------------------
Arch J. McGill, Director